J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Disciplined Equity Fund
(Class R6 Shares)
(a series of JPMorgan Trust I)

Supplement dated December 20, 2010
to the Class R6 Shares Prospectus dated November 1, 2010

The information below “Purchase minimums” under “Purchase and Sale of Fund Shares” in the Fund Summary for the JPMorgan Disciplined Equity Fund is hereby deleted in its entirety and replaced with the following:

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$20,000,000 for Discretionary Investors
To add to an account	No minimum levels

There is no investment minimum for other eligible investors.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

In addition, the third paragraph under “How to Do Business with the Funds — Purchasing Fund Shares—Who can buy shares?” is hereby deleted in its entirety and replaced with the following:

Discretionary Accounts. Class R6 Shares may also be purchased by accounts by an investor:

(i)	whose investments in the Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

(ii)	whose Discretionary Account’s initial investment in a Fund is at least $5,000,000 ($20,000,000 for the Disciplined Equity Fund).

Finally, the second paragraph under “How to Do Business with the Funds — Purchasing Fund Shares — How do I open an account?” is hereby deleted in its entirety and replaced with the following:

Class R6 of a Fund are subject to a $5,000,000 minimum investment for all Discretionary Account Investors ($20,000,000 for the Disciplined Equity Fund) and a $15,000,000 minimum investment requirement for all Direct Investors. There is no minimum investment requirement for Eligible Plans, Section 529 college savings plans, JPMorgan Diversified Fund, current and future JPMorgan SmartRetirement Funds, JPMorgan Access Funds and Authorized Funds. If you are subject to an applicable minimum, you are required to maintain a minimum account balance equal to the minimum initial investment in a Fund. A Financial Intermediary may impose higher investment minimums. There are no minimum levels for subsequent purchases. A Fund reserves the right to waive any initial investment minimum for Direct Investors. For further information on investment minimum waivers, call 1-800-480-4111.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE

SUP-DEQ-R6-1210